UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X] Filed by a Party other than the Registrant []

Check the appropriate box:

[] Preliminary Proxy Statement

[] Confidential, for Use of the commission Only (as permitted by Rule 14a-
   6(e)(2))

[X] Definitive Proxy Statement

[] Definitive Additional materials

[] Soliciting Material Pursuant to 240.14a-12


                                    TMS, Inc.
   ----------------------------------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

   ----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)   Proposed maximum aggregate value of transaction:

        5)   Total fee paid:


[] Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:








                          The Imaging Solutions Company



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



                             To Be Held June 6, 2003


     Notice is hereby given that the Annual Meeting of Shareholders of TMS, Inc., an Oklahoma corporation, will be held in Room 119 of the Stillwater Public Library, 1107 South Duck, Stillwater, Oklahoma, on Friday, June 6, 2003, at 10:00 a.m., Central Standard Time, for the following purposes:


  (1)  To elect three persons to serve as directors;

  (2) To approve and ratify the selection of KPMG LLP as independent auditors; and

  (3) To consider and act upon any other matters which may properly come before the meeting or adjournments thereof.

       Shareholders of record at the close of business on April 15, 2003 are entitled to notice of and to vote at the meeting or any adjournment thereof. Shareholders who attend the meeting may revoke their proxies and vote in person if they desire.




                                        BY ORDER OF THE BOARD OF DIRECTORS,



                                        Marshall C. Wicker, Secretary


Stillwater, Oklahoma
April 28, 2003
                                    TMS, INC.
                              206 West Sixth Street
                           Stillwater, Oklahoma 74074

                     PROXY STATEMENT FOR THE ANNUAL MEETING
                     OF SHAREHOLDERS TO BE HELD June 6, 2003

     This Proxy Statement is furnished to shareholders of TMS Inc., an Oklahoma corporation (the "Company"), in connection with the solicitation of proxies by the Company for the Annual Meeting of Shareholders to be held in Room 119 of the Stillwater Public Library, 1107 South Duck, Stillwater, Oklahoma, on Friday, June 6, 2003, at 10:00 a.m., Central Standard Time, or at any adjournment thereof. The persons named as proxies in the enclosed form were selected by the Board of Directors of the Company.

     This Proxy Statement and the accompanying proxy are first being mailed on or about May 5, 2003 to shareholders of record as of April 15, 2003.

                                     GENERAL

Outstanding Shares and Voting Rights; Voting Procedures
--------------------------------------------------------------------------------

     At the close of business on April 15, 2003 the Company had 13,112,659 shares of common stock $.05 par value ("Common Stock"), outstanding. The holders of at least a majority of the outstanding shares of Common Stock, present, in person or by proxy, will constitute a quorum for the transaction of business at the meeting. Shareholders have no cumulative voting rights.

     Any person signing and mailing the enclosed proxy may attend the meeting and vote in person. Shareholders may revoke their proxies at any time before they are voted by notifying the Secretary of such revocation, in writing, at the meeting, or by submitting a later dated proxy. Shareholders are encouraged to vote on the matters to come before the meeting by marking their preferences on the enclosed proxy and by dating, signing, and returning the proxy in the enclosed envelope. If a preference is not indicated on a proxy, the proxy will be voted "FOR" the election of the nominees as directors and "FOR" the ratification and selection of independent auditors.

     It is not anticipated that matters other than those described above and in the Notice of Annual Meeting, to which this Proxy Statement is appended, will be brought before the meeting for action, but if any other matters properly come before the meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

     The election of the director nominees will be by plurality vote. It is the Company's policy (i) to count abstentions and broker non-votes for determining the presence of a quorum at the meeting, (ii) to treat abstentions as shares represented at the meeting and voting against a proposal and to disregard broker non-votes in determining results of proposals requiring a majority or higher vote, and (iii) to consider neither abstentions nor broker non-votes in determining results of plurality votes.

Record Date
--------------------------------------------------------------------------------

     The Board of Directors has selected April 15, 2003 as the record date to determine shareholders entitled to receive notice of and to vote at the meeting. Each outstanding share of Common Stock is entitled to one vote on all matters herein.

Expenses of Solicitation
--------------------------------------------------------------------------------

     The Company will pay the expenses of this solicitation of proxies, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents may hereafter supplement this Proxy Statement. Solicitations will be made only by the use of the mails, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone. The Company will request that brokerage houses, custodians, nominees and fiduciaries forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in doing so.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding the beneficial ownership of shares of the Company's Common Stock as of April 15, 2003, by each shareholder known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.


Name and Address of Beneficial Owner  Amount and Nature of           Percent of
                                      Beneficial Ownership           Class (1)
----------------------------------------------------------------------------
Theodore A. Walker
P.O. Box 1580
Alvin, Texas 77512                    920,000                (2)     7.0%

James R. Rau, M.D.
1203 South Hill Street
Alvin, Texas 77511                    679,500                (3)     5.2%

Russell W. Teubner
5717 Woodlake Drive
Stillwater, Oklahoma 74074            677,450                        5.2%

--------------------------------------------------------------------------------
(1) Shares of Common Stock subject to options exercisable on or before June 15, 2003 ("Currently Exercisable Options") are deemed outstanding for purposes of computing the percentage for such person but are not deemed outstanding in computing the percent of any other person.

(2) Includes 56,000 shares which are held by Mr. Walker in joint tenancy with his wife, Jerline, with whom he shares voting and investment power.

(3) Includes 345,010 shares held by Dr. Rau's wife, Martha, with whom he shares voting and investment power, and 62,500 shares subject to Currently Exercisable Options.

     The following table sets forth information regarding the beneficial ownership of shares of the Company's Common Stock as of April 15, 2003 by each director and executive officer individually and as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.

Name and Address of Beneficial Owner        Amount and Nature of   Percent of
                                             Beneficial Ownership   Class (1)
-----------------------------------------------------------------------------

Directors:
---------

Doyle E. Cherry
P.O. Box 477
Channelview, Texas 77530                           205,903 (2)           2.0%

James R. Rau, M.D.
1203 South Hill Street
Alvin, Texas 77511                                 679,500 (3)           5.2%

Marshall C. Wicker
610 Hyde Park Blvd
Cleburne, Texas                                    361,828 (4)           2.8%


Executive Officers
------------------
Deborah L. Klarfeld
7843 S. 69th E. Ave
Tulsa, Oklahoma 74133                              130,557 (5)           1.0%

Deborah D. Mosier
5811 Trenton Ave
Stillwater, Oklahoma 74074                         182,000 (6)           1.4%

All directors and executive officers as a group  1,559,788 (7)          11.5%



  (1) Shares of Common Stock subject to options exercisable on or before June 15, 2003 ("Currently Exercisable Options") are deemed outstanding for purposes of computing the percentage for such person but are not deemed outstanding in computing the percentage of any other person.

  (2) Includes 20,000 shares held by Mr. Cherry in joint tenancy with his wife, Theresa, with whom he shares voting and investment power, and 100,000 shares subject to Currently Exercisable Options.

  (3) Includes 345,010 shares held by Dr. Rau's wife, Martha, with whom he shares voting and investment power as to such shares, and 62,500 shares subject to Currently Exercisable Options.

  (4) Includes 163,399 shares held by Mr. Wicker in joint tenancy with his wife, Bettye, with whom he shares voting and investment power, and 50,000 shares subject to Currently Exercisable Options.

  (5)  Includes 125,000 shares subject to Currently Exercisable Options.

  (6) Includes 47,000 shares held by Ms. Mosier in joint tenancy with her husband, Gregory, with whom she shares voting and investment power, and 135,000 shares subject to Currently Exercisable Options.

  (7) Includes 575,409 shares as to which directors and executive officers share voting and investment power with others and 472,500 shares subject to Currently Exercisable Options.


  As of the close of business on April 15, 2003 Cede & Co. owned of record but not beneficially, 8,449,128 shares (64.82%) of Common Stock. Cede & Co., the nominee for the Depository Trust Company, holds securities of record for participating financial institutions such as banks and broker/dealers.

Changes in Control
--------------------------------------------------------------------------------

  We are not aware of any arrangements (including any pledge by a person of our securities) that would result in a change of control.

Compliance with Section 16(a) of the Securities Exchange Act
--------------------------------------------------------------------------------

  Section 16(a) of the Securities Exchange Act of 1934 and the rules promulgated thereunder require that certain officers, directors and beneficial owners of the Company's Common Stock file various reports with the Securities and Exchange Commission. Based solely upon a review of such reports filed with the SEC, the Company believes that no late reports were filed for the fiscal year ended August 31, 2002.



                              ELECTION OF DIRECTORS

General
--------------------------------------------------------------------------------

     Pursuant to the Company's Bylaws the Board of Directors has fixed the number of directors at three for the ensuing year. Current board members Doyle
E. Cherry, James R. Rau, M.D. and Marshall C. Wicker will not stand for reelection.

     The Board of Directors has no reason to believe that any nominee will become unavailable. However, in the event that any of the nominees should become unavailable, proxies solicited by the Board of Directors will be voted for the election of substitute nominees or additional nominees designated by the Board of Directors.

     PROXIES SOLICITED BY THE BOARD OF DIRECTORS, IF PROPERLY SIGNED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF THE THREE NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY.

Information Concerning Nominees
--------------------------------------------------------------------------------


     Certain information as of April 15, 2003, concerning the nominees to the Board of Directors of the Company, is set forth below. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares.

                                                                             Common Stock Beneficially Owned


                                          Director Since    Term Expires     Number of       Percentage of
                                  Age                                         Shares            Class(1)

 Don Brown, Jr.
 7715 E. Highway 4
 Grandview, Texas 76050            52          ----             2004          316,336(2)          2.4%

 Deborah L.Klarfeld
 7843 S. 69th E. Ave
 Tulsa, Oklahoma 74133             46          ----             2004          130,557(3)          1.0%

 Henry H. Scherich, Ph.D.
 423 Morris Street
 Durham, North Carolina 27701      64          ----             2004          121,566(4)          0.9%



--------------------------------------------------------------------------------
 (1) Shares of Common Stock subject to Currently Exercisable Options are deemed outstanding for purposes of computing the percentage for such person but are not deemed outstanding in computing the percentage of any other person.

 (2) Includes (i) 4,200 shares held by Mr. Brown's wife, Patricia, with whom he shares voting and investment power; and (ii) 132,236 shares held in a family limited partnership, of which Mr. Brown is the sole general partner and for which Mr. Brown has sole voting and investment power. Also includes 24,000 shares held by Mr. Brown's parents, for which Mr. Brown has sole voting and investment power, but disclaims beneficial ownership.

 (3) Includes 125,000 shares subject to Currently Exercisable Options.


 (4) All 121,566 shares are held by Measurement Incorporated, an entity for which Dr. Scherich is the president, chief administrative officer and majority owner.


Information Concerning Nominees
--------------------------------------------------------------------------------

     The following information is furnished for each person who is nominated for election as a director.

     Don Brown, Jr. has served since 1999 as the managing partner of A&B Industries LLC, a privately held company which operates construction-related companies in Cleburne, Texas. From 1976 to 1999, Mr. Brown was employed by The First State Bank of Rio Vista as Senior Investments Officer. Mr. Brown graduated from Baylor University with a Bachelor's degree in Business Administration.

     Deborah L. Klarfeld has served as President of the Company since July 2002. She joined the Company in September 1999 as the General Manager of the Tools and Technologies division and the Vice President of Marketing. In September 2000, Ms. Klarfeld was appointed Vice President of Component Products and Corporate Marketing. Prior to joining the Company, Ms. Klarfeld served as Vice President for New Business Development at Electronic Label Technology from April 1996 to September 1999 and as Vice President of Marketing for United Industries Corporation from September 1994 to April 1996. Ms. Klarfeld received her Master of Business Administration degree from the University of Tulsa and her Bachelor of Science degree with a major in Chemistry from the University of Oklahoma.

     Henry H. Scherich, Ph.D., is the President of Measurement Incorporated, a privately held company he founded in 1980 that provides assessment and scoring services in the field of education. Dr. Scherich received his doctorate in Educational Measurement and Statistics from Southern Illinois University, his M.A. in Education with a specialty in Guidance and Counseling from the University of Illinois, Champaign-Urbana, and his Bachelor of Arts degree from Ottawa University in Ottawa, Kansas.


Board of Directors' Meetings
--------------------------------------------------------------------------------

     During the 2002 fiscal year, the Company's Board of Directors held five meetings. All members of the Board of Directors attended more than seventy-five percent (75%) of the Board of Directors' meetings.

Committees of the Board
--------------------------------------------------------------------------------

     The Board of Directors has a standing Compensation Committee that administers the Company's stock option plans and officer compensation arrangements. Such committee is currently comprised of Dr. Rau and Messrs. Cherry and Wicker, and conducts all necessary business during the regular meetings of the Board or through action by written consent. The Compensation Committee met one time during the 2002 fiscal year with all members in attendance. The Company does not have a standing nominating or audit committee.

     Because the Company's securities are not listed on the New York Stock Exchange or the American Stock Exchange, or quoted on Nasdaq, the Company is not required to have an audit committee. However, the Company is evaluating the qualifications for listing on the BBX, a new exchange that will eventually take the place of the OTC Bulletin Board. The BBX is expected to become operational later in calendar 2003, pending approval by the Securities and Exchange Commission. The Company will be required to implement a number of listing requirements if it becomes listed on the BBX, including having an audit committee.

Certain Relationships and Related Transactions
--------------------------------------------------------------------------------

     On October 10, 2002, the Company entered into an agreement with Measurement Incorporated to further develop certain software technology and bring it to market through a new entity, VSC Technologies, LLC. Henry H. Scherich, Ph.D., who is a nominee for election as a director of the Company, is the president, chief administrative officer and majority owner of Measurement Incorporated.

     Under the terms of that agreement, The Company transferred its rights in the Company's Virtual Scoring Center(R) technology to VSC Technologies, LLC in exchange for one-time cash payment of $250,000 and a 50% ownership interest in that Company. Measurement Incorporated has the remaining 50% ownership interest in that company.

     No officer, director or director nominee had any other direct or indirect material transactions during the last two years, or proposed transactions, for which the Company was or is to be a party.


                Compensation of Directors and Executive Officers

Executive Officer Summary Compensation Table
--------------------------------------------------------------------------------

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company. No executive officer, other than the Chief Executive Officer, earned more than $100,000 total annual salary and bonus during such period.

                                  Annual Compensation                    Long-term Compensation Awards
                                  -------------------                    ------------------------------



Name and Principal Position Year  Salary($)  Bonus($)  Restricted Stock Award ($)(1)  Options (#) All Other Compensation ($)
------------------------------------------------------------------------------------------------------------------------------
Deborah L. Klarfeld -
President (2)               2002    108,333        -           -                              -               3,375
                            2001    105,000   15,000           -                              -               3,450
                            2000     93,333        -           -                        125,000               1,317

Deborah D. Mosier -
President (3)               2002    118,333        -       2,700                              -               3,838
                            2001    127,917        -       3,240                              -               2,637
                            2000    123,417        -       3,240                        150,000               2,776





(1) On September 24, 1999, our Board of Directors approved a restricted stock grant in the amount of 50,000 shares of Common Stock. The shares were issued at a rate of 1,000 shares per month. The restricted stock grant terminated upon the resignation of Ms. Mosier as our President on July 1, 2002. Based on the $.27 per share market price on the date of grant, the value of the shares issued to Ms. Mosier was $3,240 in both fiscal 2000 and 2001 and $2,700 in fiscal 2002.
(2) Ms. Klarfeld became President effective July 1, 2002. "All Other Compensation" includes employer matching contributions to our defined contribution plan.
(3) Ms. Mosier became President effective September 24, 1999, and resigned effective July 1, 2002. "All Other Compensation" includes employer matching contributions to our defined contribution plan.


Compensation of Directors
--------------------------------------------------------------------------------

     Each director received $1,000 per month for services as a director through November 2002, at which time the directors resolved to discontinue their compensation.




                        APPROVAL OF SELECTION OF AUDITORS

     Subject to approval by the shareholders, the Board of Directors has selected the firm of KPMG LLP, certified public accountants, as auditors of the Company for the fiscal year ending August 31, 2003. Representatives of KPMG LLP are expected to be present at the meeting to respond to shareholder questions.

     KPMG LLP has advised the Company that neither the firm nor any of its associates has any relationship with the Company or any affiliate of the Company other than the usual relationship that exists between independent public accountants and their clients. To the knowledge of the Board of Directors, neither KPMG LLP nor any of its associates has any direct or material indirect financial interest in the Company and its subsidiaries in the capacities of promoter, underwriter, voting trustee, director, officer or employee.

      The following sets forth the fees paid or accrued by the Company to its independent auditors, KPMG LLP, for the fiscal year ended August 31, 2002.

Audit Fees
      Fees for the fiscal year 2002 audit and reviews of the Forms 10-QSB, were $52,000.

Financial Information System Design and Implementation Fees
     KPMG LLP did not render any services related to financial information systems design and implementation for the fiscal year ended August 31, 2002.

All Other Fees
     During fiscal 2002, KPMG LLP charged $12,625 for "other fees" which included services provided for tax preparation, and accounting research.


      The Board of Directors believes that non-audit services provided by KPMG LLP are compatible with maintaining KPMG LLP's independence.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP AS AUDITORS OF THE COMPANY FOR THE CURRENT FISCAL YEAR AND THE PROXY, UNLESS OTHERWISE INDICATED THEREON, WILL BE VOTED "FOR" THE RATIFICATION OF KPMG LLP AS AUDITORS OF THE COMPANY FOR THE CURRENT FISCAL YEAR.

                             SHAREHOLDERS' PROPOSALS

     Proposals by shareholders intended to be presented at the Annual Meeting of Shareholders to be held in 2004 must be received by the Company prior to August 31, 2003, in order for the proposals to be included in the proxy statement and proxy card relating to such meeting. It is suggested that proposals be submitted to the Company by certified mail, return receipt requested.

                                  OTHER MATTERS

     Management knows of no other business other than those set forth in the notice of annual meeting of shareholders which is likely to be brought before the meeting. If other matters not now known to management come before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment.


                                        BY ORDER OF THE BOARD OF DIRECTORS,



                                        Marshall C. Wicker, Secretary


April 28, 2003

     A copy of the Company's Form 10-KSB Annual Report as filed with the Securities and Exchange Commission will be furnished without charge to shareholders on request to the Principal Accounting Officer of the Company, at its address stated herein.




                                    TMS, Inc.
                206 West Sixth Street, Stillwater, Oklahoma 74074

This Proxy is solicited on behalf of the Board of Directors of TMS, Inc. (the "Company"). The undersigned hereby appoints Doyle E. Cherry, James R. Rau, M.D., and Marshall C. Wicker as proxies, each with the power to appoint his substitute, and hereby appoints and authorizes them to represent and vote as designated below, all the shares of common stock of the Company held of record by the undersigned on April 15, 2003, at the Annual Meeting of Shareholders to be held on June 6, 2003, or any adjournment thereof.

1. ELECTION OF DIRECTORS      [ ] FOR all nominees  listed below       [ ]
WITHHOLD AUTHORITY
                         (except as marked to the contrary below)      to vote
for all nominees listed below

      Don Brown, Jr.      Deborah L. Klarfeld      Henry H. Scherich, Ph.D.

2. PROPOSAL to approve and ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending August 31, 2003.
          [ ]FOR              [ ]AGAINST               [ ]ABSTAIN


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE upon such other business as may properly come before the meeting or any adjournment thereof.


                (Continued and to be signed on the reverse side.)
  This proxy, when properly executed, dated and delivered, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                                     Please sign exactly as name appears below.
                                     When shares are held by joint tenants,
                                     both should sign.  When signing as
                                     attorney or as executor, administrator,
                                     trustee or guardian, please give full
                                     title as such.  If corporation, please
                                     sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       Date: ______________________________,
                    2003


                    	     ______________________________________________
                                                  (Signature)


                    	     ______________________________________________
                                                (Signature, if held jointly)

                                PLEASE SIGN, DATE AND RETURN THE PROXY CARD

                                       PROMPTLY USING THE ENCLOSED ENVELOPE.